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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2017, TechTarget, Inc. (the “Company’) and Hines Global REIT Riverside Center, LLC (“Hines”) entered into a Third Amendment (the “Third Amendment”) to that certain Lease Agreement, dated as of August 4, 2009, by and between the Company and MA-Riverside Project, L.L.C. (predecessor-in-interest to Hines) (as amended by that certain First Amendment, dated as of November 18, 2010, and that certain Second Amendment, dated as of July 23, 2015, collectively the “Lease”), relating to the Company’s headquarters located at 275 Grove Street, Newton, Massachusetts 02466 (the “Premises”).

The Third Amendment amends the Lease and extends the term, which would have expired on February 29, 2020, to December 31, 2029. The Company has the option to extend the term for an additional five (5) year period subject to certain terms and conditions set forth in the Lease. The Third Amendment reduces the rentable space from 110,478 square feet to 73,692 rentable square feet effective January 1, 2018 and provides the Company with a one-time cash allowance of up to $3,316,140, which may be used by the Company for any purpose. Beginning on January 1, 2018, base monthly rent under the Third Amendment will be $270,204, which amount shall increase by approximately 1%, biennially, commencing on January 1, 2020. The Company is also responsible for certain other costs under the Third Amendment, including operating expenses and taxes. Effective January 1, 2018, the Company’s pro rata share of these operating expenses and taxes will be reduced from 21.75% to 14.50%.

The foregoing description is only a summary of the Third Amendment and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Third Amendment, dated as of October 26, 2017, by and between TechTarget, Inc. and Hines Global REIT Riverside Center, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: October 27, 2017	By:	/s/ Charles D. Rennick
Charles D. Rennick
Vice President & General Counsel

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